Exhibit 10.7(b)

FIRST LEASE AMENDMENT

Between

KENT CENTRAL, LLC

and

TULLY’S COFFEE CORPORATION.

This First Lease Amendment dated the 17th day of December, 1999 is attached to and made part of that certain Lease dated August 16,1999, (the “Lease”) by and between Kent Central, LLC., a Washington limited liability company, hereinafter called Lessor (“Lessor”), and Tully’s Coffee Corporation., a Washington corporation, hereinafter called the Lessee (“Lessee”), covering the Premises located at 3100 Airport Way South, in Seattle, Washington (the “Premises”). The Premises are more particularly described in the Lease.

The terms used herein shall have the same definitions as set forth in the Lease.

In consideration of the mutual covenants and promises contained in this First Lease Amendment and the Lease, Lessor and Lessee agree as follows:

1.	Section 1, “Premises”, of the Lease is hereby amended to modify the definition of the Premises by adding the Building and the parcel of land located immediately south of and adjacent to the original Premises. The additional Premises is more particularly depicted on Exhibit A attached hereto and is designated the “Expansion Premises”.

2.	Section 3, “Rent”: The Rent as provided in Section 3 of the Lease is hereby modified to include additional Rent attributable to the Expansion Space in the following amounts:

Months:	Additional Base Rent:	Total Base Rent:
1 through 12	$10,000 per month	$46,033 per month
13 through 60	$15,000 per month	$51,033 per month
61 through 120	$17,250 per month	$58,688 per month

3.	Right to Cancel: Provided Lessee has not been in default of any term or condition of this Lease, Lessee shall have the one time Right to terminate the portion of this Lease that relates to the Expansion Space effective at the end of the first year of the Lease Term. Lessee shall provide Lessor with not less than one hundred fifty (150) days prior written notice of the exercise of this Right to Cancel (Right to Cancel Notice to Lessor). In the event that Lessee exercises the right to cancel provided in this paragraph, then effective on the first day of the second year of the Lease term, the definition of the Premises and the Rent will be as originally provided in the Lease and the terms of this First Lease Amendment will thereafter no longer apply.

First Lease Amendment

Except as otherwise modified by the terras of this First Lease Amendment, all other terms and conditions of the Lease remain unchanged and in full force and effect as to both the initial Premises and the Expansion Space.

LESSOR:	LESSEE:

KENT CENTRAL, LLC	TULLY’S COFFEE CORPORATION

/s/ Larry R. Benaroya	/s/ Tom T. O’Keefe
By/ Larry R. Benaroya	By: Tom T. O’Keefe
Its: Manager	Its: Chairman CEO
Date: 1/5/00	Date: 1/5/2000

First Lease Amendment

STATE OF WASHINGTON	]
	]	ss:
COUNTY OF KING	]

I certify that I know or have satisfactory evidence that Larry R. Benaroya is the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he is the Manager of Kent Central, LLC, a Washington limited liability company, who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said company for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said company.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Sarah Carlson
[NOTARY SEAL OF SARAH E. CARLSON]	Notary Public in and for the
State of Washington
residing at Seattle
Commission expires 6/14/03
Print Name Sarah Carlson

STATE OF WA	]
	]	ss:
COUNTY OF King	]

I certify that I know or have satisfactory evidence that Tom T. O’Keefe the person who appeared before me, a Notary Public in and for the State of Washington duly commissioned and sworn, and acknowledged that he/she is the Chairman / CEO of Tully’s Coffee Corporation, a Washington corporation who executed the within and foregoing instrument, and acknowledged the instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that affiant is authorized to execute said instrument on behalf of said corporation.

IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Sarah Carlson
[NOTARY SEAL OF SARAH E. CARLSON]	Notary Public in and for the
State of Washington
residing at Seattle
Commission expires 6/14/03
Print Name Sarah Carlson

First Lease Amendment

Exhibit A

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